SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                  TEMPLETON EMERGING MARKETS INCOME FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:







FRANKLIN TEMPLETON LOGO GOES HERE


                 TEMPLETON EMERGING MARKETS INCOME FUND, INC.


                       IMPORTANT SHAREHOLDER INFORMATION


This document announces the date, time and location of the annual shareholders meeting, identifies the proposals to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 2.


We urge you to spend a few minutes with the proxy statement reviewing the proposals at hand. Then, fill out your proxy card and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money. We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us. If you have any questions, call the Fund Information Department at 1-800/DIAL BEN.

FRANKLIN TEMPLETON LOGO GOES HERE



                 TEMPLETON EMERGING MARKETS INCOME FUND, INC.


                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS


The Annual Meeting ("Meeting") of shareholders of Templeton Emergng Markets Income Fund, Inc. (the "Fund") will be held at 500 E. Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, February 17, 1998 at 10:00 A.M. (EST).


During the Meeting, shareholders of the Fund will vote on three proposals:

1. The election of Directors of the Fund to hold office for the terms specified;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending August 31, 1998; and

3. The transaction of any other business as may properly come before the Meeting.

                                        By order of the Board of Directors,


                                        Barbara J. Green,
                                        Secretary
January 5, 1998





--------------------------------------------------------------------------------
  Many shareholders hold shares in more than one Templeton Fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.
--------------------------------------------------------------------------------

                 TEMPLETON EMERGING MARKETS INCOME FUND, INC.

                                PROXY STATEMENT



 - INFORMATION ABOUT VOTING:

   Who is eligible to vote?


   Shareholders of record at the close of business on December 19, 1997 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on all matters presented at the Meeting. The Notice of Meeting, the proxy, and the proxy statement were mailed to shareholders of record on or about
   January 5, 1998.

   On what issues am I being asked to vote?

   You are being asked to vote on three proposals:

    1. The election of three nominees to the position of Director;


    2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending August 31, 1998; and


    3. The transaction of any other business that may properly come before the Meeting.

       How do the Fund's Directors recommend that I vote?

       The Directors unanimously recommend that you vote:

        1. FOR the election of nominees;


        2. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors for the Fund; and


        3. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting.

       How do I ensure that my vote is accurately recorded?


       You may attend the Meeting and vote in person or you may complete and return the attached proxy. Proxies that are properly signed, dated and received prior to the meeting will be voted as specified. If you specify a vote for any of the proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy, but don't specify a vote for any of the proposals 1 through 3, your shares will be voted in favor of the nominees for Director (proposal 1), in favor of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (proposal 2), and/or in accordance with the discretion of the persons named in the proxy as to any other matters
       (proposal 3).

       Can I revoke my proxy?


       You  may  revoke  your  proxy  at  any  time  before  it  is voted by (1)
       delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy that is received by the Fund at or prior to the meeting, or (3) attending the Meeting and voting in person.

 - THE PROPOSALS:

   1. ELECTION OF DIRECTORS:

   How are nominees selected?


   The Board of Directors of the Fund (the "Board") established a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

   Who are the nominees and Directors?


   The Board is divided into three classes, and each year the term of office of one class expires. Harmon E. Burns, Andrew H. Hines, Jr. and Charles B. Johnson have been nominated for three-year terms, set to expire at the 2001 Annual Meeting of Shareholders. These terms continue, however, until successors are duly qualified and elected. All of the nominees are currently members of the Board and all of the current Directors are also directors or trustees of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds").


   Certain nominees and Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr. who own, as of
   December   19,   1997,   approximately  19%  and  15%  respectively,  of  its
   outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). The Fund's investment manager and fund administrator are indirect wholly-owned subsidiaries of Resources. There are no family relationships among any of the Directors or nominees for Director.

   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.


   Listed below, for each nominee and Director, is a brief description of recent professional experience as well as each person's ownership of shares of the Fund and shares of all funds in the Franklin Templeton Group of
   Funds:

                                                                                                 Shares
                                                                                              Beneficially
                                                                                              Owned in the
                                                                                                Franklin
                                                                           Fund Shares          Templeton
                                                                        Beneficially Owned   Group of Funds
                                         Principal Occupation             and % of Total     (including the
        Name and Offices                   During Past Five               Outstanding on       Fund) as of
         with the Fund                       Years and Age              December 19, 1997   November 18, 1997
-------------------------------- ------------------------------------- -------------------- ------------------
   Nominees to serve until 2001 Annual Meeting of Shareholders:

   HARMON E. BURNS*              Executive vice president, secretary            0                959,843
   Director and Vice President   and director of Franklin
   since 1993                    Resources, Inc.; executive vice
                                 president and director of Franklin
                                 Templeton Distributors, Inc. and
                                 Franklin Templeton Services, Inc.;
                                 executive vice president of
                                 Franklin Advisers, Inc.; director of
                                 Franklin/Templeton Investor
                                 Services, Inc.; and officer and/or
                                 director or trustee, as the case may
                                 be, of most of the other
                                 subsidiaries of Franklin Resources,
                                 Inc. and 57 of the investment
                                 companies in the Franklin
                                 Templeton Group of Funds.
                                 Age 52.

                                       4


                                                                                                   Shares
                                                                                                Beneficially
                                                                                                Owned in the
                                                                                                  Franklin
                                                                            Fund Shares           Templeton
                                                                         Beneficially Owned    Group of Funds
                                           Principal Occupation            and % of Total      (including the
         Name and Offices                    During Past Five              Outstanding on        Fund) as of
          with the Fund                        Years and Age              December 19, 1997   November 18, 1997
---------------------------------- ------------------------------------- -------------------- ------------------
   ANDREW H. HINES, JR.            Consultant for the Triangle                  1,000(**)            33,992
   Director since 1993             Consulting Group; executive-in-
                                   residence of Eckerd College
                                   (1991-present); formerly, chairman
                                   of the board and chief executive
                                   officer of Florida Progress
                                   Corporation (1982-1990) and
                                   director of various of its
                                   subsidiaries; and director or
                                   trustee of 24 of the investment
                                   companies in the Franklin
                                   Templeton Group of Funds.
                                   Age 74.

   CHARLES B. JOHNSON*             President, chief executive officer           1,000(**)         2,391,567
   Chairman of the Board           and director of Franklin
   since 1995 and Vice President   Resources, Inc.; chairman of the
   since 1993                      board and director of Franklin
                                   Advisers, Inc., Franklin Investment
                                   Advisory Services, Inc., Franklin
                                   Advisory Services, Inc. and
                                   Franklin Templeton Distributors,
                                   Inc.; director of Franklin/
                                   Templeton Investor Services, Inc.
                                   and Franklin Templeton Services,
                                   Inc.; formerly, director of General
                                   Host Corporation (nursery and
                                   craft centers); and officer and/or
                                   director or trustee, as the case may
                                   be, of most of the other
                                   subsidiaries of Franklin Resources,
                                   Inc. and 53 of the investment
                                   companies in the Franklin
                                   Templeton Group of Funds. Age
                                   64.

                                       5


                                                                                          Shares
                                                                                       Beneficially
                                                                                       Owned in the
                                                                                         Franklin
                                                                   Fund Shares           Templeton
                                                                Beneficially Owned    Group of Funds
                                  Principal Occupation            and % of Total      (including the
    Name and Offices                During Past Five              Outstanding on        Fund) as of
     with the Fund                   Years and Age               December 19, 1997   November 18, 1997
------------------------ -------------------------------------- -------------------- ------------------
   Directors serving until 2000 Annual Meeting of Shareholders:

   JOHN WM. GALBRAITH    President of Galbraith Properties,            1,000(**)         1,191,853
   Director since 1995   Inc. (personal investment
                         company); director of Gulf West
                         Banks, Inc. (bank holding
                         company) (1995-present); formerly,
                         director of Mercantile Bank
                         (1991-1995), vice chairman of
                         Templeton, Galbraith &
                         Hansberger Ltd. (1986-1992) and
                         chairman of Templeton Funds
                         Management, Inc. (1974-1991); and
                         director or trustee of 22 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds. Age 76.

   BETTY P. KRAHMER      Director or trustee of various civic          1,472(**)            97,228
   Director since 1993   associations; formerly, economic
                         analyst, U.S. government; and
                         director or trustee of 23 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds. Age 68.


                                       6


                                                                                        Shares
                                                                                     Beneficially
                                                                                     Owned in the
                                                                                       Franklin
                                                                 Fund Shares           Templeton
                                                              Beneficially Owned    Group of Funds
                                 Principal Occupation           and % of Total      (including the
    Name and Offices               During Past Five             Outstanding on        Fund) as of
     with the Fund                  Years and Age              December 19, 1997   November 18, 1997
------------------------ ------------------------------------ -------------------- ------------------
   GORDON S. MACKLIN     Chairman of White River                     5,000(**)          229,733
   Director since 1993   Corporation (financial services);
                         director of Fund American
                         Enterprises Holdings, Inc., MCI
                         Communications Corporation,
                         CCC Information Services Group,
                         Inc. (information services),
                         MedImmune, Inc. (biotechnology),
                         Shoppers Express (home
                         shopping) and Spacehab, Inc.
                         (aerospace services); formerly,
                         chairman of Hambrecht and Quist
                         Group, director of H&Q
                         Healthcare Investors and president
                         of the National Association of
                         Securities Dealers, Inc.; and
                         director or trustee of 51 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds. Age 69.

   FRED R. MILLSAPS      Manager of personal investments                 0              248,325
   Director since 1993   (1978-present); director of various
                         business and nonprofit
                         organizations; formerly, chairman
                         and chief executive officer of
                         Landmark Banking Corporation
                         (1969-1978), financial vice
                         president of Florida Power and
                         Light (1965-1969), and vice
                         president of the Federal Reserve
                         Bank of Atlanta (1958-1965); and
                         director or trustee of 24 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds. Age 68.

                                       7


                                                                                         Shares
                                                                                      Beneficially
                                                                                      Owned in the
                                                                                        Franklin
                                                                  Fund Shares           Templeton
                                                               Beneficially Owned    Group of Funds
                                 Principal Occupation            and % of Total      (including the
    Name and Offices               During Past Five              Outstanding on        Fund) as of
     with the Fund                   Years and Age              December 19, 1997   November 18, 1997
------------------------ ------------------------------------- -------------------- ------------------
   Directors serving until 1999 Annual Meeting of Shareholders:

   EDITH E. HOLIDAY      Director (1993-present) of                      0                 1,542
   Director since 1996   Amerada Hess Corporation and
                         Hercules Incorporated; director of
                         Beverly Enterprises, Inc.
                         (1995-present) and H.J. Heinz
                         Company (1994-present); formerly,
                         chairman (1995-1997) and trustee
                         (1993-1997) of National Child
                         Research Center; assistant to the
                         President of the United States and
                         Secretary of the Cabinet
                         (1990-1993), general counsel to the
                         United States Treasury
                         Department (1989-1990) and
                         counselor to the Secretary and
                         Assistant Secretary for Public
                         Affairs and Public Liaison-United
                         States Treasury Department
                         (1988-1989); and director or
                         trustee of 16 of the investment
                         companies in the Franklin
                         Templeton Group of Funds.
                         Age 45.

   HARRIS J. ASHTON      Director of RBC Holdings Inc. (a              500(**)           304,319
   Director since 1993   bank holding company) and Bar-S
                         Foods (a meat packing company);
                         formerly, chairman of the board,
                         president and chief executive
                         officer of General Host
                         Corporation (nursery and craft
                         centers); and director or trustee of
                         52 of the investment companies in
                         the Franklin Templeton Group of
                         Funds. Age 65.

                                       8


                                                                                         Shares
                                                                                      Beneficially
                                                                                      Owned in the
                                                                                        Franklin
                                                                  Fund Shares           Templeton
                                                               Beneficially Owned    Group of Funds
                                 Principal Occupation            and % of Total      (including the
    Name and Offices               During Past Five              Outstanding on        Fund) as of
     with the Fund                   Years and Age              December 19, 1997   November 18, 1997
------------------------ ------------------------------------- -------------------- ------------------
   NICHOLAS F. BRADY*    Chairman of Templeton Emerging                  0                23,314
   Director since 1993   Markets Investment Trust PLC;
                         chairman of Templeton Latin
                         America Investment Trust PLC;
                         chairman of Darby Overseas
                         Investments, Ltd. and Darby
                         Emerging Markets Investments
                         LDC (investment firms)
                         (1994-present); chairman and
                         director of Templeton Central and
                         Eastern European Investment
                         Company; director of the
                         Templeton Global Strategy Funds;
                         director of Amerada Hess
                         Corporation, Christiana
                         Companies, and the H.J. Heinz
                         Company; formerly, Secretary of
                         the United States Department of
                         the Treasury (1988-1993) and
                         chairman of the board of Dillon,
                         Read & Co., Inc. (investment
                         banking) prior to 1988; and
                         director or trustee of 23 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds. Age 67.

   S. JOSEPH FORTUNATO   Member of the law firm of Pitney,             100(**)           389,377
   Director since 1993   Hardin, Kipp & Szuch; formerly,
                         director of General Host
                         Corporation (nursery and craft
                         centers); and director or trustee of
                         54 of the investment companies in
                         the Franklin Templeton Group of
                         Funds. Age 65.




                                       9








   --------------------
    * Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act limits the percentage of interested persons that comprise a fund's board of directors. Charles B. Johnson is an interested person due to his ownership interest in Resources, whereas Mr. Burns is an interested person due to his employment affiliation with Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors of the Fund are not interested persons (the "Independent Directors").
   ** Less than 1%



   How often do the Directors meet and what are they paid?


   The Directors generally meet quarterly to review the operations of the Fund and other funds within the Franklin Templeton Group of Funds. Each fund pays its Independent Directors and Mr. Brady an annual retainer and/or fees for attendance at Board and Committee meetings. This compensation is based on the level of assets in each fund. Accordingly, as of the last scheduled meeting, the Fund paid the Independent Directors and Mr. Brady an annual retainer  of  $4,000  and  a  fee  of  $350  per meeting of the Board and its portion of a flat fee of $2,000 for each Audit Committee meeting and/or Nominating and Compensation Committee meeting attended. Directors are not compensated for any Nominating and Compensation Committee meeting that is held in conjunction with a Board meeting. Independent Directors are reimbursed by the Fund for any expenses incurred in attending Board and Committee meetings.


   During the fiscal year ended August 31, 1997, there were four meetings of the Board, one meeting of the Audit Committee, and one meeting of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board throughout the year.


   Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc., the Fund's investment manager, and its affiliates. Templeton Investment Counsel, Inc. or its affiliates pays the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.


   The following table shows the compensation paid to Independent Directors and Mr. Brady by the Fund and by the Franklin Templeton Group of Funds:


                              Aggregate         Number of Boards within the       Total Compensation from
                             Compensation       Franklin Templeton Group of        the Franklin Templeton
    Name of Director        from the Fund*     Funds on which Director Serves        Group of Funds**
-------------------------   ----------------   --------------------------------   ------------------------
   Harris J. Ashton              $5,400                      52                           $339,842
   Andrew H. Hines, Jr.           5,430                      24                            144,175
   Edith E. Holiday               5,400                      16                             72,875
   Betty P. Krahmer               5,400                      23                            119,675
   Fred R. Millsaps               5,430                      24                            144,175
   S. Joseph Fortunato            5,400                      54                            356,762
   Gordon S. Macklin              5,400                      51                            332,492
   John Wm. Galbraith             5,430                      22                            117,675
   Nicholas F. Brady              5,400                      23                            119,675

   --------------------
    * For the fiscal year ended August 31, 1997.
   ** For the calendar year ended December 31, 1997.


   Who are the Executive Officers of the Fund?


   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:


          Name and Offices                                  Principal Occupation
           with the Fund                               During Past Five Years and Age
------------------------------------   ---------------------------------------------------------------
   CHARLES B. JOHNSON                  See Proposal 1, "Election of Directors."
   Chairman of the Board since 1995
   and Vice President since 1993

   GREGORY E. McGOWAN                  Director and executive vice president of Templeton
   President since 1996                Investment Counsel, Inc.; executive vice president-
                                       international development and chief international general
                                       counsel of Templeton Worldwide, Inc., executive vice
                                       president, director and general counsel of Templeton
                                       International, Inc.; executive vice president and secretary of
                                       Templeton Global Advisors Limited; president of other
                                       Templeton Funds; formerly, senior attorney for the U.S.
                                       Securities and Exchange Commission; and an officer of 4 of the investment companies in the Franklin Templeton Group
                                       of Funds. Age 48.

                                       11


       Name and Offices                                Principal Occupation
        with the Fund                             During Past Five Years and Age
------------------------------   -----------------------------------------------------------------
   SAMUEL J. FORESTER, JR.       Vice president of 10 of the investment companies in the
   Vice President since 1996     Franklin Templeton Group of Funds; formerly, president of
                                 the Templeton Global Bond Managers, a division of
                                 Templeton Investment Counsel, Inc.; founder and partner of
                                 Forester, Hairston Investment Management (1989-1990),
                                 managing director (Mid-East Region) of Merrill Lynch,
                                 Pierce, Fenner & Smith Inc. (1987-1988) and advisor for
                                 Saudi Arabian Monetary Agency (1982-1987). Age 49.

   RUPERT H. JOHNSON, JR.        Executive vice president and director of Franklin Resources,
   Vice President since 1996     Inc. and Franklin Templeton Distributors, Inc.; president and director of Franklin Advisers, Inc.; senior vice president and director of Franklin Advisory Services, Inc. and Franklin
                                 Investment Advisory Services, Inc.; director of
                                 Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most other
                                 subsidiaries of Franklin Resources, Inc. and 57 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds. Age 57.

   HARMON E. BURNS               See Proposal 1, "Election of Directors".
   Vice President since 1996

   CHARLES E. JOHNSON            Senior vice president and director of Franklin Resources, Inc.;
   Vice President since 1996     senior vice president of Franklin Templeton Distributors, Inc.;
                                 president and director of Templeton Worldwide, Inc.;
                                 president, chief executive officer, chief investment officer and director of Franklin Institutional Services Corporation;
                                 chairman and director of Templeton Investment Counsel,
                                 Inc.; vice president of Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin
                                 Resources, Inc.; and officer and/or director or trustee, as the case may be, of 37 of the investment companies in the
                                 Franklin Templeton Group of Funds. Age 41.

   DEBORAH R. GATZEK             Senior vice president and general counsel of Franklin
   Vice President since 1996     Resources, Inc.; senior vice president of Franklin Templeton
                                 Services, Inc. and Franklin Templeton Distributors, Inc.; vice president of Franklin Advisers, Inc. and Franklin Advisory
                                 Services, Inc.; vice president, chief legal officer and chief operating officer of Franklin Investment Advisory Services,
                                 Inc.; and officer of 57 of the investment companies in the
                                 Franklin Templeton Group of Funds. Age 49.

                                       12


       Name and Offices                                Principal Occupation
        with the Fund                             During Past Five Years and Age
------------------------------   ----------------------------------------------------------------
   MARK G. HOLOWESKO             President and chief investment officer of Templeton Global
   Vice President since 1993     Advisors Limited; executive vice president and director
                                 of Templeton Worldwide, Inc.; formerly, investment
                                 administrator with RoyWest Trust Corporation (Bahamas)
                                 Limited (1984-1985); and officer of 23 of the investment
                                 companies in the Franklin Templeton Group of Funds.
                                 Age 37.

   MARTIN L. FLANAGAN            Senior vice president and chief financial officer of Franklin
   Vice President since 1993     Resources, Inc.; director and executive vice president of
                                 Templeton Worldwide, Inc.; director, executive vice president and chief operating officer of Templeton Investment Counsel,
                                 Inc.; senior vice president and treasurer of Franklin Advisers,
                                 Inc.; treasurer of Franklin Advisory Services, Inc.; treasurer and chief financial officer of Franklin Investment Advisory
                                 Services, Inc.; president of Franklin Templeton Services, Inc.;
                                 senior vice president of Franklin/Templeton Investor Services,
                                 Inc.; and officer and/or director or trustee, as the case may be, of 57 of the investment companies in the Franklin
                                 Templeton Group of Funds. Age 37.

   DOUGLAS R. LEMPEREUR          Senior vice president of the Templeton Global Bond
   Vice President since 1993     Managers, a division of Templeton Investment Counsel, Inc.;
                                 formerly, securities analyst for Colonial Management
                                 Associates (1985-1988), Standish, Ayer & Wood (1977-1985),
                                 and The First National Bank of Chicago (1974-1977); and
                                 officer of 3 of the investment companies in the Franklin
                                 Templeton Group of Funds. Age 48.

   JOHN R. KAY                   Vice president and treasurer of Templeton Worldwide, Inc.;
   Vice President since 1994     assistant vice president of Franklin Templeton Distributors,
                                 Inc.; formerly, vice president and controller of the Keystone
                                 Group, Inc.; and officer of 27 of the investment companies in the Franklin Templeton Group of Funds. Age 57.

                                       13


       Name and Offices                               Principal Occupation
        with the Fund                            During Past Five Years and Age
------------------------------   ---------------------------------------------------------------
   ELIZABETH M. KNOBLOCK         General counsel, secretary and a senior vice president of
   Vice President-Compliance     Templeton Investment Counsel, Inc.; senior vice president of
   since 1996                    Templeton Global Investors, Inc.; formerly, vice president and associate general counsel of Kidder Peabody & Co. Inc.
                                 (1989-1990), assistant general counsel of Gruntal & Co., Inc.
                                 (1988), vice president and associate general counsel of
                                 Shearson Lehman Hutton Inc. (1988), vice president and
                                 assistant general counsel of E.F. Hutton & Co. Inc.
                                 (1986-1988), and special counsel of the Division of Investment
                                 Management of the U.S. Securities and Exchange
                                 Commission (1984-1986); and officer of 23 of the investment companies in the Franklin Templeton Group of Funds.
                                 Age 42.

   BARBARA J. GREEN              Senior vice president of Templeton Worldwide, Inc.: senior
   Secretary since 1996          vice president of Templeton Global Investors, Inc.; formerly, deputy director of the Division of Investment Management,
                                 executive assistant and senior advisor to the chairman,
                                 counsellor to the chairman, special counsel and attorney
                                 fellow, U.S. Securities and Exchange Commission (1986-1995), attorney, Rogers & Wells, and judicial clerk, U.S. District
                                 Court (District of Massachusetts); and secretary of 23 of the investment companies in the Franklin Templeton Group of
                                 Funds. Age 50.

   JAMES R. BAIO                 Certified public accountant; treasurer of Franklin Mutual
   Treasurer since 1994          Advisers, Inc.; senior vice president of Templeton Worldwide,
                                 Inc., Templeton Global Investors, Inc. and Templeton Funds
                                 Trust Company; formerly, senior tax manager with Ernst &
                                 Young (certified public accountants) (1977-1989); and
                                 treasurer of 24 of the investment companies in the Franklin
                                 Templeton Group of Funds. Age 43.

   2. RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS:

   How is an independent auditor selected?


   The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of an independent auditor.

   Which independent auditor did the Board of Directors select?


   For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017.
   McGladrey & Pullen, LLP has been the auditors of the Fund since its inception in 1993, and has examined and reported on the fiscal year-end financial statements dated August 31, 1997, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen,
   LLP nor any of its members have any material direct or indirect financial interest in the Fund.


   Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.


   3. OTHER BUSINESS:


   The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

 - INFORMATION ABOUT THE FUND


   The Fund's last audited financial statements and annual report, dated August 31, 1997, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.


   As of December 19, 1997, the Fund had 47,605,757 shares outstanding and net assets of $644,901,910. The Fund's shares are listed on the NYSE (symbol:
   TEI). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 19, 1997, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.


   In addition, to the knowledge of the Fund's management, as of December 19, 1997, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.


   Section  16(a)  Beneficial  Ownership  Reporting  Compliance. U.S. securities laws require that the Fund's shareholders owning more than 10% of outstanding shares, Directors and Officers, as well as affiliated persons of its investment manager, report their ownership of the Fund's shares and any changes in that ownership. During the fiscal year ended August 31, 1997, the filing dates for these reports were met. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings.


   The Investment Manager. The investment manager of the Fund is Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc.,
   ("Investment Counsel"), a Florida corporation with offices at Broward Financial Centre, 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394-3091. Pursuant to an investment management agreement dated September 23, 1993, and last amended and restated as of May 25, 1995, Investment Counsel manages the investment and reinvestment of Fund assets. Investment Counsel is an indirect, wholly-owned subsidiary of Resources.

   The Fund Administrator. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services"), 777 Mariners Island Blvd., San Mateo, California 94403-7777, an indirect, wholly-owned subsidiary of Resources. Pursuant to an administration agreement dated October 1, 1996, FT Services performs certain administrative functions for the Fund.


   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 120 Broadway, New York, New York 10271, pursuant to a service agreement dated September 17, 1993.


   The Custodian. The custodian for the Fund is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081, pursuant to a custody agreement dated September 17, 1993, and amended July 5, 1996.


   The Shareholder Servicing Agent. The shareholder servicing agent for the Fund is PaineWebber Inc. ("PaineWebber"), an affiliate of the initial underwriter of the Fund's shares. Pursuant to a shareholder servicing agreement dated September 27, 1993, PaineWebber provides certain services to the Fund including statistical information and analysis, ongoing efforts to publicize the Fund's shares and making information available to investors. PaineWebber's principal offices are located at 1285 Avenue of the Americas, New York, New York 10019.


 - FURTHER INFORMATION ABOUT VOTING AND
   THE SHAREHOLDERS MEETING:


   Solicitation of Proxies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund does not reimburse Directors and Officers of the Fund, and regular employees of the investment manager involved in the solicitation of proxies.


   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and clients will request voting instructions from their customers and clients. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the NYSE permits the broker-dealers to vote on behalf of their customers and clients.

   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.


   Methods of Tabulation. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting at the Meeting. Proposal 3, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2 and 3.


   Simultaneous Meetings. The Meeting is to be held at the same time as the meetings of the Shareholders of Templeton Global Income Fund, Inc., Templeton Emerging Markets Fund, Inc., Templeton Global Governments Income Trust and Templeton China World Fund, Inc. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.


   Adjournment. If a sufficient number of votes in favor of the proposals contained in the Notice of Annual Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Meeting. Abstentions and broker non-votes will not be voted for or against any adjournment to permit further solicitation of proxies. Proxies will be voted as specified. Those proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

   Shareholder Proposals. The Fund anticipates that its next annual meeting will be held in February, 1999. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida 33394-3091, no later than September 8, 1998.


                                  By order of the Board of Directors,



                                  Barbara J. Green,
                                  Secretary


   January 5, 1998

                                                                     APPENDIX A



                    TEMPLETON EMERGING MARKETS INCOME FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 17, 1998
                              PLEASE VOTE PROMPTLY


           This Proxy is Solicited on behalf of the Board of Directors


The undersigned hereby appoints BARBARA J. GREEN, JAMES R. BAIO, and JOHN R. KAY, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of Templeton Emerging Markets Income Fund, Inc.(the "Fund") to be held at the Fund's offices, 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, on Tuesday, February 17, 1998 at 10:00 A.M., EST, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted FOR all nominees for Director in Proposal 1, and in favor of Proposal 2, and within the discretion of the Proxyholders as to Proposal 3.

Please date this Proxy and sign exactly as your name appears hereon. If more than one owner is registered as such, all must sign. If signing as attorney, executor, trustee or any other representative capacity, or as a corporate officer, please give full title.

                 (Continued, and to be signed on the other side)

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
[X] PLEASE MARK YOUR
    BALLOT AS INDICATED
    IN THIS EXAMPLE.

The Board of Directors Recommends a vote FOR Proposals 1 through 3.        Proposal 2--Ratification of the     FOR AGAINST ABSTAIN
                                                                           selection of McGladrey & Pullen,     [ ]    [ ]    [ ]
Proposal 1 -- Election of Directors                                        LLP as independent auditors for the
                                     FOR all nominees       WITHHOLD       Fund for the fiscal year ending
                                     listed (except as      AUTHORITY      August 31, 1998.
Nominees:                            marked to the right) to vote for all
Harmon E. Burns,                                          nominees listed
Andrew H. Hines, Jr., and                 [  ]                [  ]
Charles B. Johnson.

To withhold authority to vote for any                                      Proposal 3--In their discretion, the FOR AGAINST ABSTAIN
individual nominee, write that nominee's                                   Proxyholders are authorized to vote  [ ]    [ ]    [ ]
name on the line below.                                                    upon such other matters which may
                                                                           legally come before the Meeting or
________________________________________                                   any adjournments thereof.
                                                                                                                I PLAN TO ATTEND
                                                                                                                THE MEETING   [ ]

                                                                                                                Date: _____________


                                                               Please make sure to sign and date this Proxy using black or blue ink.
                                                               _____________________________________________________________________

                                                               _____________________________________________________________________

                                                                                Shareholder sign in the box above.
                                                               _____________________________________________________________________

                                                               _____________________________________________________________________

                                                                             Co-Owner (if any) sign in the box avove
-----------------------------------------------------------------------------------------------------------------------------------
                                                    PLEASE DETACH AT PERFORATION

                   TEMPLETON EMERGING MARKETS INCOME FUND, INC.

--------------------------------------------------------------------------------

                                   IMPORTANT

                      PLEASE SEND IN YOUR PROXY ... TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

--------------------------------------------------------------------------------